FSS1 P-1

                        SUPPLEMENT DATED FEBRUARY 1, 2003
                              TO THE PROSPECTUS OF
                            FRANKLIN STRATEGIC SERIES
                        (FRANKLIN LARGE CAP GROWTH FUND)
                             DATED SEPTEMBER 1, 2002

On January 14, 2003, Franklin Strategic Series' Board of Trustees approved a proposal to merge Franklin Large Cap Growth Fund ("Large Cap Growth Fund") into Franklin Capital Growth Fund ("Capital Growth Fund"), subject to shareholder approval. Large Cap Growth Fund has pursued its investment goal of seeking long-term capital appreciation by investing primarily in equity securities of large cap companies, those whose market capitalizations are within the top 50% of stocks in the Russell 1000(R) Index at the time of purchase. Franklin Capital Growth Fund seeks to offer investors capital appreciation by focusing primarily on equity securities of companies that the manager believes are positioned for above-average growth in revenues, earnings or assets. The Fund also seeks income as a secondary goal.

It is anticipated that in the spring shareholders of Large Cap
Growth Fund will receive a proxy and proxy statement requesting their votes on the merger.

Large Cap Growth Fund will be closed to new investors after the close of market on February 3, 2003. If you are a shareholder of record of Large Cap Growth Fund as of the close of market on February 3, 2003, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions until the merger is approved by the Fund's shareholders. If the merger is approved by the Large Cap Growth Fund's shareholders, the Fund also will be closed to purchases by existing shareholders, except through the reinvestment of dividend or capital gain distributions or through established automatic investment plans.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account in Large Cap Growth Fund after February 3, 2003, your account will be closed and you will not be allowed to buy additional shares of the Fund or to reopen your account in the Fund. If you sell your shares in the Large Cap Growth Fund, you may reinvest some or all of the proceeds in most of the other Franklin Templeton funds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class.

              Please keep this supplement for future reference.